UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

CLARUS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39802	85-1231852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Skokie Boulevard, Suite 340 Northbrook, Illinois (Address of principal executive offices)	60062 (Zip Code)

Registrant’s telephone number, including area code: (847) 871-0377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CRXT	*
Warrants to purchase one share of common stock at an exercise price of $11.50	CRXTW	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common stock and warrants began trading exclusively on the OTC Pink Marketplace on August 31, 2022 under the symbols “CRXT” and “CRXTW”, respectively.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On, and effective as of, September 12, 2022, RSM US LLP, or RSM, resigned from its role as the independent registered public accounting firm of Clarus Therapeutics Holdings, Inc., or Clarus.

RSM’s report on the consolidated financial statements of Clarus and Clarus’ wholly-owned subsidiary, Clarus Therapeutics, Inc., for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about Clarus’ ability to continue as a going concern.

At no point during the fiscal years ended December 31, 2021 and 2020 and through September 12, 2022 were there any (i) disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RSM, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, other than (a) as noted above regarding Clarus’ ability to continue as a going concern and (b) for certain material weaknesses in internal controls identified by the Company as described in Item 4 of its Form 10-Q for the period ended June 30, 2022 and in Item 9A of its Annual Report on Form 10-K for the year ended December 31, 2021.

RSM was not appointed as Clarus’ independent registered public accounting firm by the Court nor has RSM completed any services associated with the quarterly review procedures as of and for the three and nine months ended September 30, 2022 or the audit of Clarus’ consolidated financial statements as of and for the year ended December 31, 2022.

Clarus has provided RSM with a copy of the foregoing disclosure and has requested that RSM furnish Clarus with a letter addressed to the U.S. Securities and Exchange Commission, or the SEC, stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of RSM’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from RSM US LLP, dated September 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARUS THERAPEUTICS HOLDINGS, INC

Date: September 15, 2022	By:	/s/ Robert E. Dudley
	Name:	Robert E. Dudley
	Title:	Chief Executive Officer